UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – May 2, 2014

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wall Street New York, New York		10286
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code – (212) 495-1784

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On April 22, 2014, The Bank of New York Mellon Corporation (the “Registrant” or “BNY Mellon”) issued an earnings release announcing its financial results for the first quarter of 2014 (the “Earnings Release”). The Registrant previously furnished the Earnings Release as Exhibit 99.1 to a Current Report on Form 8-K, dated April 22, 2014, pursuant to General Instruction B.2 of Form 8-K. A version of the Earnings Release is filed as Exhibit 99.1 to this report and is incorporated herein by reference. However, the references in the Earnings Release to the Registrant’s website, http://www.bnymellon.com/, shall not be deemed to include the contents of the website in the Earnings Release or in this Form 8-K. The information included herein is to be considered “filed” under the Securities Exchange Act of 1934 and is incorporated by reference into all filings made by the Registrant under the Securities Act of 1933 and the Securities Exchange Act of 1934 that state that this Current Report on Form 8-K is incorporated therein by reference.

On March 31, 2014, BNY International Financing Corp., a subsidiary of BNY Mellon, agreed to sell our equity investment in Wing Hang Bank Limited (“Wing Hang”), which is located in Hong Kong, to Oversea-Chinese Banking Corporation Limited. Our equity investment in Wing Hang had a fair value of $1 billion (book value of $544 million) based on its share price at March 31, 2014. Equity income related to our investment in Wing Hang totaled $95 million in 2013, including $37 million from the sale of a property. The sale is expected to close in the third quarter of 2014.

The information presented in this Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, which may be expressed in a variety of ways, including the use of future or present tense language, relate to, among other things, the anticipated closing of the Wing Hang transaction. These statements are based upon current beliefs and expectations and are subject to significant risks and uncertainties (some of which are beyond BNY Mellon’s control). Factors that could cause BNY Mellon’s results to differ materially can be found in the risk factors set forth in BNY Mellon’s Annual Report on Form 10-K for the year ended December 31, 2013 and its other filings with the Securities and Exchange Commission. All statements in this Current Report on Form 8-K speak only as of May 2, 2014 and BNY Mellon undertakes no obligation to update the information to reflect events or circumstances that arise after that date or reflect the occurrence of unanticipated events, except as required by federal securities laws.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

Exhibit Number	Description

99.1	The Bank of New York Mellon Corporation Earnings Release dated April 22, 2014, announcing financial results for the first quarter of 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)
Date: May 2, 2014	By:	/s/ Craig T. Beazer
	Name:	Craig T. Beazer
	Title:	Assistant Secretary

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Earnings Release dated April 22, 2014.	Filed herewith